Exhibit 28(h)(2)(b)(5)

AMENDMENT TO MASTER SUB-ADMINISTRATION AGREEMENT

This Amendment to the Master Sub-Administration Agreement is made as of June 29, 2018 (the “Amendment”) by and between State Street Bank and Trust Company, a Massachusetts trust company (the “Sub-Administrator”) and SSGA Funds Management, Inc., a Massachusetts Corporation (the “Administrator”), and shall be effective as set forth in Section 2 below. Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, the Sub-Administrator and the Administrator entered into a Master Sub-Administration Agreement dated as of June 1, 2015 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	The Agreement is hereby amended as follows:

A. The language set forth in Section 5 of the Agreement is hereby amended and restated as new Schedule B1 to the Agreement.

B. Paragraphs “e.” and “f.” of such new Schedule B1 are hereby amended and restated as follows:

“e. Prepare for the review by designated officer(s) of the Trust financial information regarding the Funds that will be included in the Funds’ semi-annual and annual shareholder reports, and other quarterly reports (as mutually agreed upon), including tax footnote disclosures where applicable;

f. Prepare for the review by designated officer(s) of the Trust financial information required by Form N-1A, proxy statements and such other reports, forms or filings as may be mutually agreed upon;”

C. A new Section 5 is hereby added to the Agreement as follows:

“The Sub-Administrator shall provide the services as listed in this Section and on Schedule B, subject to the authorization and direction of the Administrator and, in each case where appropriate, the review and comment by the Trust’s independent accountants and legal counsel and in accordance with procedures which may be established from time to time between the Sub-Administrator and the Administrator.

The Sub-Administrator shall perform such other services for the Administrator that are mutually agreed to by the parties from time to time, for which the Administrator will pay such fees as may be mutually agreed upon, including the Sub-Administrator’s reasonable out-of-pocket expenses. The provision of such services shall be subject to the terms and conditions of this Agreement.

The Sub-Administrator shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.”

D. The third paragraph of Section 6 is hereby amended and restated as follows:

“The Administrator and/or the Trust, as the case may be will bear all expenses that are incurred in its and the Trust’s operations and not specifically assumed by the Sub-Administrator. For the avoidance of doubt, the Trust and Administrator expenses not assumed by the Sub-Administrator include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel’s review of the Registration Statement, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP, Form N-SAR or Form N-CEN (as applicable), proxy materials, federal and state tax qualification as a regulated investment company and other notices, registrations, reports, filings and materials prepared by the Sub-Administrator under this Agreement); cost of any services contracted for by the Administrator directly from parties other than the Sub-Administrator; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation (e.g., typesetting, XBRL-tagging, page changes and all other print vendor and EDGAR charges, collectively referred to herein as “Preparation”), printing, distribution and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Trust; costs of Preparation, printing, distribution and mailing, as applicable, of the Trust’s Registration Statements and any amendments and supplements thereto and shareholder reports; cost of Preparation and filing of the Trust’s tax returns, Form N-1A, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP and Form N-SAR or Form N-CEN (as applicable), and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; the cost of fidelity bond and D&O/E&O liability insurance; and the cost of independent pricing services used in computing the Funds’ net asset value.”

E. A new paragraph is hereby added to Section 7 of the Agreement immediately following the first paragraph as follows:

“Pursuant to other agreements now or at any time in effect between the Administrator or any Trust (or any of the Trusts’ investment manager or investment advisor, on its behalf) and the Sub-Administrator or its affiliates (the “Other State Street Agreements”) in any capacity other than as Sub-Administrator hereunder (in such other capacities, “State Street”), State Street may be in possession of certain information and data relating to the Trust and/or the Funds that is necessary to provide the Services, including Form N-PORT-Related Services. The Administrator hereby acknowledges and agrees that this Section 7 of the Agreement serves as its consent and instruction, or Proper Instruction, as the case may be, for itself and on behalf of the Trust and each Fund under and pursuant to such Other State Street Agreements for State Street to provide or otherwise make available (including via platforms such as my.statestreet.com) to the Sub-Administrator, Trust and Fund information such as net asset values and information relating to the net assets of the Trust and Funds, holdings and liquidity reports, market value and other information and data related to the Trust and the Funds for purposes of the Sub-Administrator fulfilling its obligations under this Agreement.”

F Existing Schedule B is hereby renamed Schedule B4.

G. A new Schedule B is hereby added to the Agreement as set forth in Exhibit 1 to this Amendment.

H. A new Schedule B6 and Annex I thereto are hereby added to the Agreement as set forth in Exhibit 1 to this Amendment.

2.	The provisions of this Amendment (and the terms of the Agreement as modified hereby) shall be or become effective as follows:

A.

Sections 1.A., 1.C., 1.D., 1.E., 1.F., 1.G. and 1.H. of this Amendment and the preparation and onboarding activities related to the Services, including those set forth in Section II of Schedule B6, shall be effective as of the date of this Amendment as set forth above.

B.

Section 1.B. and the data aggregation, preparation of data sets and recordkeeping activities of the Services (as defined in Schedule B6) shall become effective as of the first day of the first month in which the Trust is required by applicable law (including any rules and regulations promulgated thereunder and in accordance with any interpretive releases issued by the U.S. Securities and Exchange Commission) to aggregate data and maintain records consistent with Form N-PORT (currently anticipated to be June 2018).

C.

The filing obligations of the Services shall become effective as of the first day of the first month in which the Trust is required by applicable law (including any rules and regulations promulgated thereunder and in accordance with any interpretive releases issued by the U.S. Securities and Exchange Commission) to file Form N-PORT (currently anticipated to be April 2019).

3.

Notwithstanding the first two sentences of Section 13 of the Agreement, the Administrator agrees to be bound to receive from the Sub-Administrator the Form N-PORT Support Services and N-CEN and the other services as described in Schedule B6 attached hereto for twelve (12)) months following the date of this Amendment. The parties further agree that the foregoing commitment will be deemed the “term” for the Form N-PORT and Form N-CEN Support Services and that following the expiration of such term, the Renewal Term provisions of Section 13 will apply to the Form N-PORT and Form N-CEN Support Services in the same way as such provisions apply to all other services under the Agreement.

4.

Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment, including Exhibit 1, is incorporated in its entirety into the Agreement, and this Amendment and said Agreement shall be read and interpreted together as the Agreement.

5.	This Amendment shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

6.

This Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

SSGA FUNDS MANAGEMENT, INC.

By:	/s/ Bruce Rosenberg
Name:	Bruce Rosenberg
Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

EXHIBIT 1

MASTER SUB-ADMINISTRATION AGREEMENT

SCHEDULE B

LIST OF SERVICES

I.	Fund Administration Services as described in Schedule B1 attached hereto;

II.	[Reserved];

III.	[Reserved];

IV.	[Reserved;]

V.	[Reserved]; and

VI.	Form N-PORT and Form N-CEN Support Services as described in Schedule B6 attached hereto.

Schedule B6

Form N-PORT (the “Form N-PORT Services”) and Form N-CEN (the “Form N-CEN Services”) Support Services (collectively, the “Form N-PORT and Form N-CEN Support Services”), Liquidity Risk Measurement Services and Quarterly Portfolio of Investments Services (collectively, with the Form N-PORT and Form N-CEN Support Services, and for purposes of this Schedule B6, the “Services”)

I.	The Services.

(a)	Standard N-PORT and N-CEN Reporting Solution (Data and Filing):

•

Subject to the receipt of all required data, documentation, assumptions, information and assistance from the Administrator (including from any third parties with whom the Administrator will need to coordinate in order to produce such data, documentation, and information), the Sub-Administrator will use required data, documentation, assumptions, information and assistance from the Administrator, the Sub-Administrator’s internal systems and, in the case of Administrators not sub-administered by the Sub-Administrator or its affiliates, third party administrators, sub-administrators or other data providers, including but not limited to Third Party Data (as defined below) (collectively, the “Required Data”), to perform necessary data aggregations (including any applicable aggregation of risk metrics) and calculations and prepare, as applicable: (i) a monthly draft Form N-PORT standard template for review and approval by the Administrator and (ii) annual updates of Form N-CEN for review and approval by the Administrator.

•	The Administrator acknowledges and agrees that it will be responsible for reviewing and approving each such draft N-PORT template and N-CEN update.

•

Following review and final approval by the Administrator of each such draft Form N-PORT template and N-CEN update, and at the direction of and on behalf of the Administrator, the Sub-Administrator will (i) produce an .XML formatted file of the completed Form N-PORT and Form N-CEN and maintain a record thereof in accordance with this Agreement and (ii) when required, electronically submit such filing to the SEC.

The Form N-PORT Services will be provided to the Trust and each Fund of the Trust as set forth in the attached Annex 1, which shall be executed by the Sub-Administrator and the Administrator. The Form N-CEN Services will be provided to the Trust as set forth in the attached Annex 1. Annex 1 may be updated from time to time upon the written request of the Administrator and by virtue of an updated Annex 1 that is signed by both parties.

(b)	Quarterly Portfolio of Investments Services:

•

Subject to the receipt of all Required Data, and as a component of the Form N-PORT and Form N-CEN Support Services, the Sub-Administrator will use such Required Data from the Funds, the Sub-Administrator’s internal systems and other data providers to prepare a draft portfolio of investments (the “Portfolio of Investments”), compliant with GAAP as of the Trust’s first and third fiscal quarter-ends.

•

Following review and final approval by the Administrator of each such draft Portfolio of Investments, and at the direction of the Administrator and on behalf the Trust, the Sub-Administrator will attach each Portfolio of Investments to the first and third fiscal quarter-end N-PORT filing that is submitted electronically to the SEC.

(c)	Liquidity Risk Measurement Services:

The Sub-Administrator will provide the following liquidity risk measurement services (“Liquidity Risk Measurement Services”) to the Trust:

•

As applicable, the Sub-Administrator will provide the Trust and each Fund with Liquidity Risk Measurement Services that will provide calculation of security level exposure, characteristics, liquidity analytics, including days to liquidate, liquidity scores, fixed income cost to liquidate, stress testing and redemption flow analysis. Liquidity analytics will be calculated daily, weekly, or monthly (as per written agreement between the Sub-Administrator and the Administrator) and, as applicable, aggregated monthly for purposes of inclusion in the Sub-Administrator’s standard N-PORT filing template. Services also will include the Sub-Administrator’s standard liquidity Trust profile report and online access to the Sub-Administrator’s dynamic risk reporting tools via my.statestreet.com which will enable the Administrator to analyze and generate risk reporting.

The Liquidity Risk Measurement Services will be provided to the Trust and each Fund as set forth in the attached Annex 1, which shall be executed by the Sub-Administrator and the Administrator. Annex 1 may be updated from time to time upon the written request of the Administrator and by virtue of an updated Annex 1 that is signed by both parties.

II.	Administrator Duties, Representations and Covenants in Connection with the Services.

The provision of the Services to the Administrator by the Sub-Administrator is subject to the following terms and conditions:

1. The parties acknowledge and agree on the following matters:

The Services depend, directly or indirectly, on: (i) Required Data and (ii) information concerning the Administrator, the Trust, the Funds or their affiliates or any pooled vehicle, security or other investment or portfolio regarding which the Administrator or its affiliates provide services or is otherwise associated (“Administrator Entities”) that is generated or aggregated by the

Sub-Administrator or its affiliates in connection with services performed on the Administrator’s behalf or otherwise prepared by the Sub-Administrator (“State Street Data,” together with Required Data and Third Party Data (as defined below), “Services-Related Data”). The Sub-Administrator’s obligations, responsibilities and liabilities with respect to any State Street Data used in connection with other services received by the Administrator shall be as provided in such respective other agreements between the Sub-Administrator or its affiliates and the Administrator relating to such other services (e.g., administration and/or custody services, etc.) from which the State Street Data is derived or sourced (“Other Administrator Agreements”). Nothing in this Agreement or any service schedule(s) shall limit or modify the Sub-Administrator’s or its affiliates’ obligations to the Administrator under the Other Administrator Agreements.

In connection with the provision of the Services by the Sub-Administrator, the Administrator acknowledges and agrees that it will be responsible for providing the Sub-Administrator with any information requested by the Sub-Administrator as necessary to perform the Services, including, but not limited to, the following:

(A) Arranging for the regular provision of all Required Data (including State Street Data, where applicable) and related information to the Sub-Administrator, in formats compatible with Sub-Administrator-provided data templates including, without limitation, Required Data and the information and assumptions required by the Sub-Administrator in connection with a Trust reporting profile and onboarding checklist, as it, or the information or assumptions required, may be revised at any time by the Sub-Administrator, in its discretion (collectively, the “Onboarding Checklist”) and such other forms and templates as may be used by the Sub-Administrator for such purposes from time to time, for the Trust and Funds with respect to which services are provided under this Agreement, including but not limited to those to be reported on Form N-PORT and Form N-CEN (as determined by the Administrator), including, without limitation, arranging for the provision of data from the Administrator, its affiliates, third party administrators, prime brokers, custodians, and other relevant parties. If and to the extent that Required Data is already accessible to the Sub-Administrator (or any of its affiliates) in its capacity as administrator to one or more Administrators, the Sub-Administrator and the Administrator will agree on the scope of the information to be extracted from the Sub-Administrator’s or any of its affiliate’s systems for purposes of the Sub-Administrator’s provision of the Services subject to the discretion of the Sub-Administrator, and the Sub-Administrator is hereby expressly authorized to use any such information as necessary in connection with providing the Services hereunder; and

(B) Providing all required information and assumptions not otherwise included in Administrator data and assumptions provided pursuant to Section 1(A) above, including but not limited to the Required Data, as may be required in order for the Sub-Administrator to provide the Services.

The following are examples of certain types of information that the Administrator is likely to be required to provide pursuant to Sections 1(A) and 1(B) above, and the Administrator hereby acknowledges and understands that the following categories of information are merely illustrative examples, are by no means an exhaustive list of all such required information, and are subject to change as a result of any amendments to Form N-PORT and Form N-CEN or any changes in requirements relating to the provision of Liquidity Risk Measurement Services:

•	SEC filing classification of the Trust (i.e., small or large filer);

•	Identification of any data sourced from third parties;

•	Identification of any securities reported as Miscellaneous; and

•	Any Explanatory Notes included in N-PORT Section E.

2. The Administrator acknowledges that it has provided, or prior to the commencement of Services will have provided, to the Sub-Administrator all material assumptions used by the Administrator or that are expected to be used by the Administrator in connection with the completion of Form N-PORT and Form N-CEN and the provision of the Services and that it has approved, or prior to the commencement of Services will have provided, all material assumptions used by the Sub-Administrator in the provision of the Services prior to the first use of the Services. The Administrator will also be responsible for promptly notifying the Sub-Administrator of any changes in any such material assumptions previously notified to the Sub-Administrator by the Administrator or otherwise previously approved by the Administrator in connection with the Sub-Administrator’s provision of the Services. The Administrator acknowledges that the completion of Form N-PORT and Form N-CEN and the provision of the Services and the data required thereby, requires the use of material assumptions in connection with many different categories of information and data, and the use and/or reporting thereof, including, but not limited to the following:

•	Investment classification of positions;

•	Assumptions necessary in converting data extracts;

•	General operational and process assumptions used by the Sub-Administrator in performing the Services; and

•	Assumptions specific to the Trust and the Funds.

The Administrator hereby acknowledges and understands that the foregoing categories of information that may involve the use of material assumptions are merely illustrative examples of certain subject matter areas in relation to which the Administrator (and/or the Sub-Administrator on its behalf in connection with the Services) may rely on various material assumptions, and are by no means an exhaustive list of all such subject matter areas.

3. The Administrator acknowledges and agrees on the following matters:

(A) The Administrator has independently reviewed the Services (including, without limitation, the assumptions, market data, securities prices, securities valuations, tests and calculations used in the Services), and it has determined that the Services are suitable for its and the Trust’s purposes. None of the Sub-Administrator or its affiliates, nor their respective officers, directors, employees, representatives, agents or service providers (collectively, including the Sub-Administrator, “State Street Parties”) make any express or implied warranties or representations with respect to the Services or otherwise.

(B) The Administrator assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it, the Trust and the Funds. The Sub-Administrator is not providing, and the Services do not constitute, legal, tax, investment, or regulatory advice, or accounting or auditing services advice. Unless otherwise agreed to in writing by the parties to this Agreement, the Services are of general application and the Sub-Administrator is not providing any customization, guidance, or recommendations. Where the Administrator uses Services to comply with any law, regulation, agreement, or other Administrator obligation applicable to it, the Trust or the Funds, the Sub-Administrator makes no representation that any Service complies with such law, regulation, agreement, or other obligation, and the Sub-Administrator has no obligation of compliance with respect thereto.

(C) The Administrator may use the Services and any reports, charts, graphs, data, analyses and other results generated by the Sub-Administrator in connection with the Services and provided by the Sub-Administrator to the Administrator (“Materials;” provided, that the term “Materials” as used in this Schedule B6 shall not include the Trust or Funds’ underlying data unmodified by the Services or the as-filed versions of the Form N-PORT, Form N-CEN and Portfolio of Investments filings) as follows: (a) for the internal business purposes of the Administrator, the Trust or the relevant Fund relating to the applicable Service or (b) for submission to the U.S. Securities and Exchange Commission, as required, of a Form N-PORT filing and a Form N-CEN update, including any Portfolio of Investments, if applicable. The Administrator may also redistribute the Materials, or an excerpted portion thereof, to the Trust’s board, investment managers, investment advisers, agents, clients, investors or participants, as applicable, that have a reasonable interest in the Materials in connection with their relationship with the Trust (each a “Permitted Person”); provided, however, (i) neither the Administrator nor Trust may charge a fee, profit, or otherwise benefit from the redistribution of Materials to Permitted Persons, (ii) data provided by third party sources such as but not limited to market or index data (“Third Party Data”) contained in the Materials may not be redistributed other than Third Party Data that is embedded in the calculations presented in the Materials and not otherwise identifiable as Third Party Data, except to the extent the Administrator has separate license rights with respect to the use of such Third Party Data, or (iii) neither the Administrator nor Trust may use the Services or Materials in any way to compete or enable any third party to compete with the Sub-Administrator. No Permitted Person shall have any further rights of use or redistribution with respect to, or any ownership rights in, the Materials or any excerpted portion thereof.

Except as expressly provided in this Section 3(C), the Administrator, the Trust, the Funds, any of their affiliates, or any of their respective officers, directors, employees, investment managers, investment advisers, agents or any other third party, including any client of, or investor or participant in the relevant Fund or any Permitted Persons (collectively, including the Trust, “Administrator Parties”), may not directly or indirectly, sell, rent, lease, license or sublicense, transmit, transfer, distribute or redistribute, disclose display, or provide, or otherwise make available or permit access to, all or any part of the Services or the Materials (including any State Street Data or Third Party Data contained therein, except with respect to Third Party Data to the extent the Administrator has separate license rights with respect to the use of such Third Party Data). Without limitation, Administrator Parties shall not themselves nor permit any other person to in whole or in part (i) modify, enhance, create derivative works, reverse engineer, decompile, decompose or disassemble the Services or the Materials; (ii) make copies of documents provided through the Services, the Materials or portions thereof; (iii) secure any source code used in the Services, or attempt to use any portions of the Services in any form other than machine readable object code; (iv) commercially exploit or otherwise use the Services or the Materials for the benefit of any third party in a service bureau or software-as-a-service environment (or similar structure), or otherwise use the Services or the Materials to perform services for any third party, including for, to, or with consultants and independent contractors; or (v) attempt any of the foregoing or otherwise use the Services or the Materials for any purpose other than as expressly authorized under this Agreement.

(D) The Administrator shall limit the access and use of the Services and the Materials by any Administrator Parties to a need-to-know basis and, in connection with its obligations under this Agreement, the Administrator shall be responsible and liable for all acts and omissions of any Administrator Parties.

(E) The Services, the Materials (other than Third Party Data) and all confidential information of the Sub-Administrator (as confidential information is defined in the Agreement and other than Third Party Data and Required Data), are the sole property of the Sub-Administrator. Neither the Administrator nor Trust has any rights or interests with respect to all or any part of the Services, the Materials or the Sub-Administrator’s confidential information, other than its use and redistribution rights expressly set forth in Section 3(C) herein. The Administrator for itself and on behalf of the Trust and the Funds, automatically and irrevocably assigns to the Sub-Administrator any right, title or interest that it, the Trust or the Funds has, or may be deemed to have, in the Services, the Materials or the Sub-Administrator’s confidential information, including, for the avoidance of doubt and without limitation, any Administrator Party feedback, ideas, concepts, comments, suggestions, techniques or know-how shared with the Sub-Administrator (collectively, “Feedback”) and the State Street Parties shall be entitled to incorporate any Feedback in the Services or the Materials or to otherwise use such Feedback for its own commercial benefit without obligation to compensate the Administrator, the Trust or the Funds.

(F) The Sub-Administrator may rely on Services-Related Data used in connection with the Services without independent verification. Services-Related Data used in the Services may not be available or may contain errors, and the Services may not be complete or accurate as a result.

(G) The parties hereby acknowledge and agree that Section 9 of the Agreement applies to the provision of the Services under this Schedule B6.

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ANNEX I

SSGA FUNDS

Further to the Amendment dated June 29, 2018, to that certain Master Sub-Administration Agreement dated as of June 1, 2005 (the “Agreement”), between SSGA Funds Management, Inc. (the “Administrator”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Administrator and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Liquidity Risk Measurement Services	FREQUENCY

SSGA Master/Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

SPDR DoubleLine Short Duration Total Return Tactical ETF

State Street Disciplined Global Equity Portfolio

SPDR MFS Systematic Core Equity ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR SSGA Global Allocation ETF

Blackstone/GSO Senior Loan Portfolio

SPDR Blackstone / GSO Senior Loan ETF

Daily.

SPDR Index/Series Shares Funds

SPDR S&P 1500 Value Tilt ETF

SPDR S&P 1500 Momentum Tilt ETF

SPDR SSGA US Large Cap Low Volatility Index ETF

SPDR SSGA US Small Cap Low Volatility Index ETF

SPDR Portfolio Small Cap ETF

SPDR Portfolio S&P 500 High Dividend ETF

SPDR(R) MSCI ACWI EX-US ETF

SPDR(R) Dow Jones Global Real Estate ETF

SPDR (R) S&P (R) International Dividend ETF

SPDR(R) S&P(R) Global Natural Resources ETF

SPDR(R) S&P Global Infrastructure Etf

Daily.

SPDR(R) Portfolio Developed World ex-US ETF

SPDR(R) Portfolio Emerging Markets Etf

SPDR(R) S&P(R) Emerging Asia Pacific Etf

SPDR(R) S&P(R) CHINA ETF

SPDR(R) S&P(R) International Small Cap ETF

SPDR(R) S&P(R) Emerging Markets Small Cap Etf

SPDR(R) S&P(R) Emerging Markets Dividend ETF

SPDR(R) Dow Jones International Real Estate ETF

SPDR S&P North American Natural Resources ETF

SPDR S&P Global Dividend ETF

SPDR S&P 500(R) Buyback ETF

SPDR(R) NYSE Technology ETF

SPDR(R) S & P 600 Small Cap Growth ETF

SPDR(R) S & P 600 Small Cap Value ETF

SPDR(R) Portfolio S&P 500 Growth ETF

SPDR(R) Portfolio S&P 500 Value ETF

SPDR(R) Dow Jones REIT ETF

SPDR(R) Global Dow ETF

SPDR(R) Portfolio Total Stock Market ETF

SPDR(R) S&P(R) Homebuilders ETF

SPDR(R) S&P(R) Biotech ETF

SPDR(R) S&P(R) Semiconductor ETF

SPDR(R) Wells Fargo Preferred Stock ETF

SPDR(R) S&P(R) Aerospace & Defense ETF

SPDR(R) S&P(R) Health Care Equipment ETF

SPDR(R) S&P(R) Health Care Services ETF

SPDR(R) S&P(R) Software & Services ETF

SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF

SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF

SPDR(R) S&P(R) Pharmaceuticals ETF

SPDR(R) S&P(R) Retail ETF

SPDR(R) S&P(R) Telecom ETF

SPDR(R) S&P(R) Transportation ETF

SPDR(R) S&P Regional Banking ETF

SPDR(R) S&P(R) Metals & Mining ETF

SPDR(R) Portfolio Large Cap ETF

SPDR(R) Portfolio Mid Cap ETF

SPDR(R) S & P 400 Mid Cap Value ETF

SPDR(R) S & P 400 Mid Cap Growth ETF

SPDR(R) S & P 600 Small Cap ETF

SPDR(R) S&P Bank ETF

SPDR(R) S&P Insurance ETF

SPDR(R) S&P Capital Markets ETF

SPDR(R) S&P(R) Dividend ETF

SPDR(R) Bloomberg Barclays 1-3 Month T-Bill ETF

SPDR(R) Nuveen Bloomberg Barclays Short Term Municipal Bond ETF

SPDR(R) Bloomberg Barclays Intermediate Term Treasury ETF

SPDR(R) Portfolio Long Term Treasury ETF

SPDR(R) Bloomberg Barclays TIPS ETF

SPDR(R) Bloomberg Barclays High Yield Bond ETF

SPDR(R) Portfolio Aggregate Bond ETF

SPDR(R) Bloomberg Barclays International Treasury Bond ETF

SPDR(R) FTSE International Government Inflation-Protected Bond ETF

SPDR(R) Nuveen Bloomberg Barclays Municipal Bond ETF

SPDR(R) Bloomberg Barclays Emerging Markets Local Bond ETF

SPDR(R) Bloomberg Barclays Mortgage Backed Bond ETF

SPDR(R) Portfolio Intermediate Term Corporate Bond ETF

SPDR(R) Portfolio Long Term Corporate Bond ETF

SPDR(R) Bloomberg Barclays Convertible Securities ETF

SPDR(R) Bloomberg Barclays Short Term International Treasury Bond ETF

SPDR(R) Portfolio Short Term Corporate Bond ETF

SPDR(R) Nuveen S&P(R) High Yield Municipal Bond ETF

SPDR(R) Bloomberg Barclays International Corporate Bond ETF

SPDR Bloomberg Barclays Issuer Scored Corporate Bond ETF

SPDR Bloomberg Barclays Investment Grade Floating Rate ETF

SPDR(R) Portfolio Short Term Treasury ETF

SPDR Bloomberg Barclays Short Term High Yield Bond ETF

SPDR Bloomberg Barclays 1-10 Year TIPS ETF

SPDR ICE BofAML Crossover Corporate Bond ETF

SPDR Russell 1000 Yield Focus ETF

SPDR Russell 1000 Momentum Focus ETF

SPDR Russell 1000 Low Volatility Focus ETF

SPDR FactSet Innovative Technology ETF

SPDR SSGA Gender Diversity Index ETF

SPDR Dorsey Wright Fixed Income Allocation ETF

SPDR S&P Technology Hardware ETF

SPDR S&P Internet ETF

SPDR Kensho Intelligent Structures ETF

SPDR Kensho Smart Mobility ETF

SPDR Kensho Future Security ETF

SPDR S&P 500 Fossil Fuel Reserves Free ETF

SPDR(R) MSCI ACWI IMI ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SPDR MSCI EAFE StrategicFactors ETF

SPDR MSCI Emerging Markets StrategicFactors ETF

SPDR MSCI World StrategicFactors ETF

SPDR MSCI Canada StrategicFactors ETF

SPDR MSCI Germany StrategicFactors ETF

SPDR MSCI Japan StrategicFactors ETF

SPDR MSCI United Kingdom StrategicFactors ETF

SPDR MSCI China A Shares IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI USA Strategic Factors ETF

SPDR(R) STOXX Europe 50(R) ETF

SPDR(R) EURO STOXX 50(R) ETF

SPDR EURO STOXX Small Cap ETF

SSGA Funds SSGA S&P 500 Index Fund SSGA Dynamic Small Cap Fund State Street Disciplined Emerging Markets Equity Fund SSGA International Stock Selection Fund	Daily.

State Street Master Funds and State Street Institutional Investment Trust

State Street Equity 500 Index Fund

State Street Equity 500 Index II Portfolio

State Street Global Equity ex-U.S. Index Portfolio

State Street Aggregate Bond Index Portfolio

State Street Small/Mid Cap Equity Index Portfolio

State Street Target Retirement 2015 Fund

State Street Target Retirement 2020 Fund

State Street Target Retirement 2025 Fund

State Street Target Retirement 2030 Fund

State Street Target Retirement 2035 Fund

State Street Target Retirement 2040 Fund

State Street Target Retirement 2045 Fund

State Street Target Retirement 2050 Fund

State Street Target Retirement 2055 Fund

State Street Target Retirement 2060 Fund

State Street Target Retirement Fund

State Street Disciplined Global Equity Fund

State Street Hedged International Developed Equity Index Fund

State Street Small/Mid Cap Equity Index Fund

State Street Emerging Markets Equity Index Fund

State Street Disciplined International Equity Fund

State Street Disciplined U.S. Equity Fund

State Street International Value Spotlight Fund

Daily.
State Street Global Value Spotlight Fund State Street Asia Pacific Value Spotlight Fund

State Street European Value Spotlight Fund

State Street U.S. Value Spotlight Fund

State Street Global Equity ex-U.S. Index Fund

State Street Aggregate Bond Index Fund

State Street Equity 500 Index Portfolio

State Street International Developed Equity Index Portfolio

State Street Navigator Securities Lending Trust State Street Navigator Securities Lending Portfolio I	Daily.

FORM N-PORT SERVICES AND QUARTERLY PORTFOLIO OF INVESTMENTS SERVICES	Service Type:

SSGA Master/Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

SPDR DoubleLine Short Duration Total Return Tactical ETF

State Street Disciplined Global Equity Portfolio

SPDR MFS Systematic Core Equity ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR SSGA Global Allocation ETF

Blackstone/GSO Senior Loan Portfolio

SPDR Blackstone / GSO Senior Loan ETF

Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

SPDR Index/Series Shares Funds

SPDR S&P 1500 Value Tilt ETF

SPDR S&P 1500 Momentum Tilt ETF

SPDR SSGA US Large Cap Low Volatility Index ETF

SPDR SSGA US Small Cap Low Volatility Index ETF

SPDR Portfolio Small Cap ETF

SPDR Portfolio S&P 500 High Dividend ETF

SPDR(R) MSCI ACWI EX-US ETF

SPDR(R) Dow Jones Global Real Estate ETF

SPDR (R) S&P (R) International Dividend ETF

SPDR(R) S&P(R) Global Natural Resources ETF

SPDR(R) S&P Global Infrastructure ETF

SPDR(R) S&P(R) World ex-US ETF

SPDR(R) S&P(R) Emerging Markets ETF

Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

Spdr(R) S&P(R) Emerging Asia Pacific ETF

SPDR(R) S&P(R) China ETF

SPDR(R) Portfolio Developed World ex-US ETF

SPDR(R) Portfolio Emerging Markets ETF

SPDR(R) S&P(R) Emerging Markets Dividend ETF

SPDR(R) Dow Jones International Real Estate ETF

SPDR S&P North American Natural Resources ETF

SPDR S&P Global Dividend ETF

SPDR S&P 500(R) Buyback ETF

SPDR(R) NYSE Technology ETF

SPDR(R) S & P 600 Small Cap Growth ETF

SPDR(R) S & P 600 Small Cap Value ETF

SPDR(R) Portfolio S&P 500 Growth ETF

SPDR(R) Portfolio S&P 500 Value ETF

SPDR(R) Dow Jones REIT ETF

SPDR(R) Global Dow ETF

SPDR(R) Portfolio Total Stock Market ETF

SPDR(R) S&P(R) Homebuilders ETF

SPDR(R) S&P(R) Biotech ETF

SPDR(R) S&P(R) Semiconductor ETF

SPDR(R) Wells Fargo Preferred Stock ETF

SPDR(R) S&P(R) Aerospace & Defense ETF

SPDR(R) S&P(R) Health Care Equipment ETF

SPDR(R) S&P(R) Health Care Services ETF

SPDR(R) S&P(R) Software & Services ETF

SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF

SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF

SPDR(R) S&P(R) Pharmaceuticals ETF

SPDR(R) S&P(R) Retail ETF

SPDR(R) S&P(R) Telecom ETF

SPDR(R) S&P(R) Transportation ETF

SPDR(R) S&P Regional Banking(SM) ETF

SPDR(R) S&P(R) Metals & Mining ETF

SPDR(R) Portfolio Large Cap ETF

SPDR(R) Portfolio Mid Cap ETF

SPDR(R) S & P 400 Mid Cap Value ETF

SPDR(R) S & P 400 Mid Cap Growth ETF

SPDR(R) S & P 600 Small Cap ETF

SPDR(R) S&P Bank ETF

SPDR(R) S&P Insurance ETF

SPDR(R) S&P Capital Markets ETF

SPDR(R) S&P(R) Dividend ETF

SPDR(R) Bloomberg Barclays 1-3 Month T-Bill ETF

SPDR(R) Nuveen Bloomberg Barclays Short Term Municipal Bond ETF

SPDR(R) Bloomberg Barclays Intermediate Term Treasury ETF

SPDR(R) Portfolio Long Term Treasury ETF

SPDR(R) Bloomberg Barclays TIPS ETF

SPDR(R) Bloomberg Barclays High Yield Bond ETF

SPDR(R) Portfolio Aggregate Bond ETF

SPDR(R) Bloomberg Barclays International Treasury Bond ETF

SPDR(R) FTSE International Government Inflation-Protected Bond ETF

SPDR(R) Nuveen Bloomberg Barclays Municipal Bond ETF

SPDR(R) Bloomberg Barclays Emerging Markets Local Bond ETF

SPDR(R) Bloomberg Barclays Mortgage Backed Bond ETF

SPDR(R) Portfolio Intermediate Term Corporate Bond ETF

SPDR(R) Portfolio Long Term Corporate Bond ETF

SPDR(R) Bloomberg Barclays Convertible Securities ETF

SPDR(R) Bloomberg Barclays Short Term International Treasury Bond ETF

SPDR(R) Portfolio Short Term Corporate Bond ETF

SPDR(R) Nuveen S&P(R) High Yield Municipal Bond ETF

SPDR(R) Bloomberg Barclays International Corporate Bond ETF

SPDR Bloomberg Barclays Issuer Scored Corporate Bond ETF

SPDR Bloomberg Barclays Investment Grade Floating Rate ETF

SPDR(R) Portfolio Short Term Treasury ETF

SPDR Bloomberg Barclays Short Term High Yield Bond ETF

SPDR Bloomberg Barclays 1-10 Year TIPS ETF

SPDR ICE BofAML Crossover Corporate Bond ETF

SPDR Russell 1000 Yield Focus ETF

SPDR Russell 1000 Momentum Focus ETF

SPDR Russell 1000 Low Volatility Focus ETF

SPDR FactSet Innovative Technology ETF

SPDR SSGA Gender Diversity Index ETF

SPDR Dorsey Wright Fixed Income Allocation ETF

SPDR S&P Technology Hardware ETF

SPDR S&P Internet ETF

SPDR Kensho Intelligent Structures ETF

SPDR Kensho Smart Mobility ETF

SPDR Kensho Future Security ETF

SPDR S&P 500 Fossil Fuel Reserves Free ETF

SPDR(R) MSCI ACWI IMI ETF

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SPDR MSCI EAFE Strategic Factors ETF

SPDR MSCI Emerging Markets StrategicFactors ETF

SPDR MSCI World StrategicFactors ETF

SPDR MSCI Canada StrategicFactors ETF

SPDR MSCI Germany StrategicFactors ETF

SPDR MSCI Japan StrategicFactors ETF

SPDR MSCI United Kingdom StrategicFactors ETF

SPDR MSCI China A Shares IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI USA Strategic Factors ETF

SPDR(R) STOXX Europe 50(R) ETF

SPDR(R) EURO STOXX 50(R) ETF

SPDR EURO STOXX Small Cap ETF

SSGA Funds SSGA S&P 500 Index Fund SSGA Dynamic Small Cap Fund State Street Disciplined Emerging Markets Equity Fund SSGA International Stock Selection Fund	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

State Street Master Funds and State Street Institutional Investment Trust

State Street Equity 500 Index Fund

State Street Equity 500 Index II Portfolio

State Street Global Equity ex-U.S. Index Portfolio

State Street Aggregate Bond Index Portfolio

State Street Small/Mid Cap Equity Index Portfolio

State Street Target Retirement 2015 Fund

State Street Target Retirement 2020 Fund

State Street Target Retirement 2025 Fund

State Street Target Retirement 2030 Fund

State Street Target Retirement 2035 Fund

State Street Target Retirement 2040 Fund

State Street Target Retirement 2045 Fund

State Street Target Retirement 2050 Fund

State Street Target Retirement 2055 Fund

State Street Target Retirement 2060 Fund

State Street Target Retirement Fund

State Street Disciplined Global Equity Fund

State Street Hedged International Developed Equity Index Fund

State Street Small/Mid Cap Equity Index Fund

State Street Emerging Markets Equity Index Fund

State Street Disciplined International Equity Fund

Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

State Street Disciplined U.S. Equity Fund

State Street International Value Spotlight Fund

State Street Global Value Spotlight Fund

State Street Asia Pacific Value Spotlight Fund

State Street European Value Spotlight Fund

State Street U.S. Value Spotlight Fund

State Street Global Equity ex-U.S. Index Fund

State Street Aggregate Bond Index Fund

State Street Equity 500 Index Portfolio

State Street International Developed Equity Index Portfolio

State Street Navigator Securities Lending Trust State Street Navigator Securities Lending Portfolio I	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

FORM N-CEN SERVICES
SSGA Master/Active Trust

SPDR Index/Series Shares Funds

SSGA Funds

State Street Master Funds and State Street Institutional Investment Trust), including

State Street Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

State Street Institutional Liquid Reserves Fund

State Street Institutional U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Treasury Obligations Money Market Fund

State Street Navigator Securities Lending Trust, including State Street Navigator Securities Lending Portfolio

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

SSGA FUNDS MANAGEMENT, INC.		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Bruce Rosenberg	By:	/s/ Andrew Erickson
	Name: Bruce Rosenberg		Name: Andrew Erickson
	Title: Managing Director		Title: Executive Vice President
	Address: One Lincoln Street		Address: One Lincoln Street
	Boston, MA		Boston, MA
	Date: 6/30/18		Date: 7/3/18